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EXHIBIT 32 SECTION 1350 CERTIFICATIONS

      In connection with the Annual Report on Form 10-K of Pinnacle Airlines Corp. (the "Company") for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Philip H. Trenary
                                     -------------------------------------------
                                     Philip H. Trenary
                                     President and Chief Executive Officer

                                     /s/ Peter D. Hunt
                                     -------------------------------------------
                                     Peter D. Hunt
                                     Vice-President and Chief Financial Officer

March 3, 2006